UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2020

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Hilltop Holdings Inc. 2020 Equity Incentive Plan and Related Form Award Agreements

On July 23, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Hilltop Holdings Inc. (the “Company”), the stockholders of the Company approved the Hilltop Holdings Inc. 2020 Equity Incentive Plan (the “2020 Plan”). A description of the material terms of the 2020 Plan was included under the heading “Proposal Two — Approval of the Hilltop Holdings Inc. 2020 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On July 23, 2020, the Company adopted (i) a form of Performance-Based Restricted Stock Unit Award Agreement (the “Performance-Based RSU Agreement”), (ii) a form of Time-Based Restricted Stock Unit Award Agreement for Section 16 officers of the Company (the “Section 16 Officer Time-Based RSU Agreement”) and (iii) a form of Time-Based Restricted Stock Unit Award Agreement for non-Section 16 officers of the Company (the “Non-Section 16 Officer Time-Based RSU Agreement” and, collectively with the Performance-Based RSU Agreement and the Section 16 Officer Time-Based RSU Agreement, the “Award Agreements”), in each case for awards under the 2020 Plan. Each restricted stock unit granted under the 2020 Plan represents a notional share of the Company’s common stock, par value $0.01 per share (“Common Stock”). Upon achievement of the vesting requirements applicable to an award of restricted stock units as set forth in the applicable Award Agreement and described below, the Company shall issue shares of Common Stock to a participant for the number of shares of Common Stock equal to the number of vested restricted stock units.

Pursuant to the Performance-Based RSU Agreement, all restricted stock units will become fully vested on the date that the performance goals set forth in the participant’s Performance-Based RSU Agreement have been certified as being attained within the performance period set forth in the participant’s Performance-Based RSU Agreement, provided that the participant is employed by (or, if the participant is an outside director or contractor, is providing services to) the Company or any of its subsidiaries or affiliates on the vesting date. In the event of a participant’s Termination of Service (as defined in the 2020 Plan) by the Company without Cause (as defined in the Performance-Based RSU Agreement) or by the participant for Good Reason (as defined in the Performance-Based RSU Agreement) within the period (the “Change in Control Period”) of six (6) months prior to or twelve (12) months following a Change in Control (as defined in the 2020 Plan), the restricted stock units will automatically vest at the greater of “target” achievement of the applicable performance goals or the projected actual achievement of the applicable performance goals based upon results achieved through the date of the Change in Control or, if applicable, the date of the participant’s Termination of Service. A prorated portion of the restricted stock units will remain outstanding and eligible for vesting upon a Termination of Service by the Company without Cause or due to the participant’s death or Total and Permanent Disability (as defined in the 2020 Plan) or Retirement (as defined in the Performance-Based RSU Agreement). If the participant incurs a Termination of Service from the Company for any reason other than the participant’s Retirement, death or Total and Permanent Disability, by the Company without Cause, or by the Participant for Good Reason within the Change in Control Period, any unvested restricted stock units will be forfeited.

Pursuant to the Section 16 Officer Time-Based RSU Agreement, all restricted stock units will become fully vested on the third anniversary of the date of grant, provided that the participant is employed by (or, if the participant is an outside director or contractor, is providing services to) the Company or any of its subsidiaries or affiliates on the vesting date. The restricted stock units will automatically vest upon the participant’s Termination of Service without Cause (as defined in the Section 16 Officer Time-Based RSU Agreement) or by participant for Good Reason (as defined in the Section 16 Officer Time-Based RSU Agreement) within the Change in Control Period. A prorated portion of the restricted stock units will automatically vest upon a Termination of Service due to the participant’s death or Total and Permanent Disability, upon a Termination of Service by the Company without Cause (as defined in the Section 16 Officer Time-Based RSU Agreement) or due to Retirement (as defined in the Section 16 Officer Time-Based RSU Agreement). If the participant incurs a Termination of Service from the Company for any reason other than the participant’s Retirement, death or Total and Permanent Disability, by the Company without Cause, or by the participant for Good Reason within the Change in Control period, any unvested restricted stock units will be forfeited.

Pursuant to the Non-Section 16 Officer Time-Based RSU Agreement, all restricted stock units will become fully vested on the third anniversary of the date of grant, provided that the participant is employed by (or, if the participant is an outside director or contractor, is providing services to) the Company or any of its subsidiaries or affiliates on the vesting date. The restricted stock units will automatically vest upon the participant’s Termination of Service without Cause (as defined in the Non-Section 16 Officer Time-Based RSU Agreement) within the Change in Control Period. A prorated portion of the restricted stock units will automatically vest upon a Termination of Service due to the participant’s death or Total and Permanent Disability, upon a Termination of Service by the Company without Cause (as defined in the Non-Section 16 Officer Time-Based RSU Agreement) or due to Retirement (as defined in the Non-Section 16 Officer Time-Based RSU Agreement). If the participant incurs a Termination of Service from the Company for any reason other than the participant’s Retirement, death or Total and Permanent Disability or by the Company without Cause, any unvested restricted stock units will be forfeited.

The foregoing descriptions of the Award Agreements are qualified in their entirety by reference to the full text of the Performance-Based RSU Agreement, the Section 16 Officer Time-Based RSU Agreement and the Non-Section 16 Officer Time-Based RSU Agreement, copies of which are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Hilltop Holdings Inc. Employee Stock Purchase Plan

On July 23, 2020, at the Annual Meeting, the stockholders of the Company approved the Hilltop Holdings Inc. Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of the ESPP was included under the heading “Proposal Three — Approval of the Hilltop Holdings Inc. Employee Stock Purchase Plan” in the Proxy Statement, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit(s) are filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

10.1	Hilltop Holdings Inc. 2020 Equity Incentive Plan (filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on July 24, 2020 (File No. 333-240090) and incorporated herein by reference).

10.2	Hilltop Holdings Inc. Employee Stock Purchase Plan (filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed on July 24, 2020 (File No. 333-240090) and incorporated herein by reference).

10.3	Form of Restricted Stock Unit Award Agreement (Performance-Based) for awards beginning in 2020 (filed as Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed on July 24, 2020 (File No. 333-240090) and incorporated herein by reference).

10.4	Form of Restricted Stock Unit Award Agreement (Time-Based Vesting for Section 16 Officers) for awards beginning in 2020 (filed as Exhibit 99.4 to the Company’s Registration Statement on Form S-8 filed on July 24, 2020 (File No. 333-240090) and incorporated herein by reference).

10.5	Form of Restricted Stock Unit Award Agreement (Time-Based Vesting for Non-Section 16 Officers) for awards beginning in 2020 (filed as Exhibit 99.5 to the Company’s Registration Statement on Form S-8 filed on July 24, 2020 (File No. 333-240090) and incorporated herein by reference).

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: July 29, 2020	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President, General Counsel & Secretary

4